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                                                                   EXHIBIT 23(B)

                                    CONSENT
                INDEPENDENT PUBLIC ACCOUNTANTS FOR TENNECO INC.

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 16, 1995, included in Tenneco Inc.'s Annual Report on Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in this Registration Statement.
                                                             ARTHUR ANDERSEN LLP

Houston, Texas
December 6, 1995